Exhibit 99.1

KƌĐŚĞƐƚƌĂ ŝŽDĞĚ ŽƌƉŽƌĂƚĞ WƌĞƐĞŶƚĂƚŝŽŶ Y ϭϮϬϮϱ

ͮŽƌƉŽƌĂƚĞWƌĞƐĞŶƚĂƚŝŽŶY ϭϮϬϮϱ Ϯ Forward - Looking Statements This presentation has been prepared for informational purposes only from information supplied by Orchestra BioMed Holdings, Inc . , referred to herein as “we,” “our,” “Orchestra BioMed,” and “the Company,” and from third - party sources indicated herein . Such third - party information has not been independently verified . Orchestra BioMed makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information . Certain statements included in this document that are not historical facts are forward - looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995 . Forward - looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters . These forward - looking statements include, but are not limited to, statements relating to the potential safety and efficacy of our product candidates, the initiation, enrollment and timing of our planned pivotal trials and reporting of top - line results, expected market sizes for our product candidates, the ability of our partnerships to accelerate clinical development, and our estimated future financial performance and financial position . These statements are based on various assumptions, whether or not identified in this document, and on the current expectations of the Company’s management and are not predictions of actual performance . These forward - looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability . Actual events and circumstances are difficult or impossible to predict and may differ from assumptions . Many actual events and circumstances are beyond the control of the Company . These forward - looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions ; risks related to regulatory approval of the Company’s product candidates ; the timing of, and the Company’s ability to achieve expected regulatory and business milestones ; the impact of competitive products and product candidates ; and the risk factors discussed under the heading “Item 1 A . Risk Factors” in the Company’s annual report on Form 10 - K filed with the U . S . Securities and Exchange Commission on March 27 , 2024 as updated by any risk factors disclosed under the heading “Item 1 A . Risk Factors” in the Company’s subsequently filed quarterly reports on Form 10 - Q . The Company operates in a very competitive and rapidly changing environment . New risks emerge from time to time . Given these risks and uncertainties, the Company cautions against placing undue reliance on these forward - looking statements, which only speak as of the date of this presentation . The Company does not plan and undertakes no obligation to update any of the forward - looking statements made herein, except as required by law .

Orchestra BioMed Executive Overview

Partnership-Enabled Business Model Designed to
Accelerate Innovation to Patients & Yield Exceptional Future Profitability

Atrioventricular Interval Modulation (AVIM) Therapy

- **$10B** annual hypertension target market
- Statistically significant efficacy data from double-blind, randomized pilot study
- BACKBEAT global pivotal study enrollment underway

Medtronic

Strategic collaboration
Double-digit revenue share


120

Virtue® Sirolimus AngioInfusion Balloon (SAB)

- **$4B** annual artery disease target market
- Strong safety & efficacy data out to 3 years in multi-center pilot study
- Conditional IDE approval received for coronary pivotal study

TERUMO

Strategic collaboration
Double-digit revenue share



3 | Corporate Presentation Q1 2025

Orchestra BioMed

Orchestra BioMed's Partnership-Enabled Model Benefits All

Orchestra BioMed
Development

- Secure substantial long-term royalties
- Outsource commercialization
- Enable multiple pipeline opportunities

Shared Benefits
Innovation

- Improve patient lives
- Accelerate development
- Leverage expertise & resources

Strategic Partners
Commercialization

- Enable new growth opportunities
- Outsource development
- Minimize P&L dilution

4 | Corporate Presentation Q1 2025

Orchestra BioMed

Advancing High-Impact Pipeline*

Product Platforms	Target Indications	Preclinical	Clinical Feasibility	Clinical Pivotal
AVIM Therapy (also known as BackBeat CNT™)	**Hypertension (HTN)** (pacing patients; HTN+P)	BACKBEAT Global Pivotal Study Enrolling		
	High-Risk HTN (non-pacing patients)			
CNT - HF	Heart Failure			
Virtue® Sirolimus AngioInfusion™ Balloon (SAB)	**Coronary In-Stent Restenosis (ISR)**	IDE Approved[1] & FDA Breakthrough		
	Coronary Small Vessel (SV)[1]	FDA Breakthrough		
	Below-the-Knee (BTK)[1]	FDA Breakthrough		
SirolimusEFR™ / Microporous Balloon	Ortho, oncology, urology, GI & other			

*For more detailed information relating to our pipeline, please see the disclosure under "Item 1. Business" in our Form 10-K for the year ended December 31, 2023 filed with the SEC on March 27, 2024, as updated by our subsequently filed quarterly reports on Form 10-Q; [1]In light of the recent FDA approval of Boston Scientific Corporation's AGENT™ paclitaxel-coated balloon for the treatment of coronary ISR, we and Terumo are reviewing the design for the Virtue ISR-US pivotal study and considering alternative clinical study designs with input from our clinical steering committee for Virtue SAB

5 | Corporate Presentation Q1 2025

Orchestra BioMed™

| Corporate Presentation Q1 2025 6 Expert Leadership, Proven Impact 300+ Combined years in the industry experience  Ϯϱ н ǀĞƌĂŐĞǇĞĂƌƐŽĨ ĞǆƉĞƌŝĞŶĐĞ͕ ďƌŝŶŐŝŶŐĚĞĞƉ ĞǆƉĞƌƚŝƐĞƚŽĞǀĞƌǇ ĐŚĂůůĞŶŐĞ 100+ Successful product approvals, delivering innovation globally 600 + Authored patents shaping the future of healthcare With a history of success and a shared vision for the future, our leadership team brings together decades of experience, deep industry expertise, and a shared passion for transforming patient care. Our leadership team is highly experienced , has a successful track record of bringing high - impact medical technologies to market , and includes individuals who have worked together for years

Atrioventricular Interval Modulation (AVIM) therapy Also known as BackBeat CNT | Corporate Presentation Q1 2025 7

ͮŽƌƉŽƌĂƚĞWƌĞƐĞŶƚĂƚŝŽŶY ϭϮϬϮϱ 8 AVIM Therapy Overview Hypertension is the leading global risk factor for death, particularly for older , higher risk patients , despite pharmacotherapy Risk of High Blood Pressure Pacemaker - delivered therapy designed to immediately, substantially and persistently reduce blood pressure Initial treatment target is existing pacemaker population for whom hypertension is the #1 comorbidity Immediate Unmet Patient Need EŽǀĞůdŚĞƌĂƉǇ Collaboration with

Large Global Opportunity for Treating Hypertension in Target Populations*

$10 Billion
Annual Global Opportunity

HTN + Pacemaker

750,000 patients

~70% of pacemaker patients[1]

>$2 Billion

- Same patients, device implant, and treating physicians
- Existing reimbursement structure

High Risk HTN

2,400,000 patients

~0.2% of HTN patients

>$8 Billion

- Older patients with uncontrolled hypertension and other significant comorbidities
- Similar demographics to pacemaker patients, high-risk, difficult-to-treat

*Total addressable market in 2025 based on company estimates; [1]Company estimates based on published sources, including National Inpatient Survey (NIS) and National Health and Nutrition Examination Survey (NHANES); *Definition:* Hypertension (HTN)

9 | Corporate Presentation Q1 2025

Orchestra BioMed

AVIM Therapy Strategic Collaboration with Medtronic

Orchestra BioMed

- **Developed AVIM therapy** (BackBeat CNT) **from concept stage**
- Owns all related intellectual property: **over 110 issued global patents**
- Conducted all prior development and the MODERATO I & II clinical studies
- Sponsor for the BACKBEAT Global Pivotal Study
- **$500 - $1,600 revenue share** per AVIM-enabled device assuming existing reimbursement structures[1]

Medtronic

- Global market leader in cardiac pacing therapy: **>$1.5B in annual revenues**
- Integrated AVIM therapy for download into premium commercial pacemakers for the BACKBEAT study
- Exclusive global commercial rights for AVIM therapy in pacemaker-indicated patients with HTN
- Right of first negotiation to expand global rights for the treatment of non-pacemaker patients with HTN
- **$50M equity investment** in Orchestra BioMed

[1] Amount is based on higher of (1) a fixed dollar amount per device (amount varies materially on a country-by-county basis) or (2) a percentage of sales

10 | Corporate Presentation Q1 2025

AVIM Therapy is Designed to Substantially and Persistently Reduce Blood Pressure Through a Novel Mechanism of Action

AVIM Therapy Uses a Dual-chamber Pacemaker to Deliver Repeated Sequences of Short and Longer AV Intervals to Reduce Blood Pressure[1]

Short AV intervals: Reduce cardiac preload, **immediately lowering blood pressure**

Intermittent longer AV intervals: modulate autonomic nervous system response (baroceptor reflex) and reduce afterload (total peripheral resistance), **sustaining blood pressure reduction**

Utilizes well-characterized physiologic mechanisms (Frank-Starling) to **favorably impact circulatory hemodynamics**[2]:

- Reduces intra-cardiac volumes and pressures
- Improves cardiovascular efficiency
- No adverse impact on contractility

Independent of lead position: compatible with traditional RV pacing or **conduction system pacing**

Designed to Immediately, Substantially and Persistently Lower Blood Pressure


AVIM Off
AVIM On
140
130
120
110
100
90
Systolic BP (mmHg)
30 Sec

11 | Corporate Presentation Q1 2025

[1]Kalarus et al. Journal of the American Heart Association. 2021;10:e020492ahajournals.org/doi/10.1161/JAHA.120.020492. [2]Kuck, Hemodynamics Effects of AVIM Therapy, THT'24. **Definitions**: AV (Atrioventricular), RV (Right Ventricular)

Orchestra BioMed

Existing Body of Clinical Data Supporting Efficacy and Safety

2012

Feasibility Study in Canine HTN Model
Proof of concept

Acute Feasibility Study in Subjects with HTN

2016

MODERATO I - First In-Human Implant Study
Multi-center, Single-arm Study

TCT Innovation Shark Tank Award
Cardiovascular Research Foundation

Best Abstract at ICI

2019

MODERATO II – Pilot Study
Prospective, multi-center, randomized, controlled, double-blind pilot study;
Primary endpoint data late-breaking presentation at TCT

Cardiovascular Research Foundation

2021

MODERATO II Two-year and ISH results
Presented at TCT

Cardiovascular Research Foundation

Peer-Reviewed Publication of MODERATO II Results
in the Journal of the American Heart Association

American Heart Association.

2022

Strategic Partnership with Medtronic
for development and commercialization of AVIM therapy for hypertensive pacemaker patients

Medtronic

2024

Enrolling BACKBEAT Pivotal Study
Prospective, multi-center, randomized, controlled, double-blind pivotal study

12 | Corporate Presentation Q1 2025

Orchestra BioMed

^ƵďƐƚĂŶƚŝĂů Ͳ ϭϭ͘ϭ ŵŵ,ŐZĞĚƵĐƚŝŽŶ ŝŶ Ϯϰ Ͳ ,ŽƵƌĂ^WĂƚ ϲ ŵŽŶƚŚƐ Sustained - 17.5 mmHg Reduction in oSBP at 2 years 0 % Major Adverse Cardiac Events vs. 14.3 % in control group at 6 months 4 AVIM Therapy showed encouraging results in MODERATO II , a prospective, multi - center, randomized, controlled, double - blind, pilot study of pacemaker patients with persistent uncontrolled hypertension despite medical therapy 1,2 MODERATO II Randomized, Double - Blind Results Significant Reduction in Systolic Blood Pressure (SBP) Control (n=20) 3 AVIM Therapy (n=26) 6 Months Ϯϰ DŽŶƚŚƐ 24 - Hour Ambulatory SBP (aSBP) Office SBP ( o SBP) 6 Months 0 - 5 - 10 - 15 - 20 - 11.1 P < 0.001 - 12.4 P < 0.001 - 0.1 P = 0.94 Ͳ ϭϳ͘ϱ Wф Ϭ͘Ϭϭ Δ in BP (mmHg) - 3.1 P = 0.17 - 15.6 P < 0.001 - 1.5 P = 0.5 1 day Δ - 14.1 p = 0.001 Δ - 8.1 p = 0.01 ȴ Ͳ ϭϮ͘ϯ Ɖс Ϭ͘ϬϮ 1 Kalaras et al. Journal of the American Heart Association. 2021;10:e020492 ahajournals.org/ doi /10.1161/JAHA.120.020492; 2 Burkhoff MODERATO II Study 2 - Year Results TCT 2021; 3 24 - Hr aSBP Control (n=19), 1 control patient could not be measured despite repeat measurement (patient had extremely high blood pressure); 4 A blinded evaluation Data Safety Monitoring Board report for MODERATO II included a revised MACE rate, from 9.5% to 14.3%, in the control group to reflect a heart failure after publication of the study results. Definitions : Major Adverse Cardiac Events (MACE) included death, heart failure, clinically significant arrhythmias (i.e., persistent or inc reased atrial fibrillation, serious ventricular arrhythmias), myocardial infarction, stroke and renal failure in treatment group calculated per patient. 13 | Corporate Presentation Q 1 2025

Recent Clinical Evidence Shows Durability and Disease-Modifying Potential of AVIM Therapy

Feb 2024

Demonstrated Long-Term Significant Reduction in SBP Out to 3.6 Years

- Sustained **8.9 mmHg** reduction in 24-hour aSBP
- Sustained **12.5 mmHg** reduction in oSBP
- **No increase in average number of medications**

March 2024

CRF
THT
TECHNOLOGY AND HEART FAILURE THERAPEUTICS

Favorably Impacted Hemodynamics in Single-Arm PV Loop Study

- Immediate & substantial reduction in SBP **with conduction system pacing**
- Significant **reduction in preload & afterload** and **no change in contractility**
- Significant **reduced Stroke Work without significant reduced Stroke Volume**

Feb 2025

CRF
THT
TECHNOLOGY AND HEART FAILURE THERAPEUTICS

Significantly Reduced SBP in Patients with Diastolic Dysfunction

- Significantly **reduced oSBP and aSBP in patients with diastolic dysfunction**
- Significant increase in e' consistent with **improvement in left ventricle relaxation**
- Significant increase in E/A consistent with **improved passive left ventricle filling**

Definitions: Pressure volume (PV)

14 | Corporate Presentation Q1 2024

Orchestra BioMed

BACKBEAT Study Objective and Design

Study objective: Evaluate the safety and efficacy of AVIM therapy in subjects indicated for a dual-chamber pacemaker who have hypertension (HTN) despite the use of antihypertensive medication

Enroll approximately **500 patients across ~100 study sites** in the US and Europe; **current estimated completion of enrollment in the first half of 2026**

Randomized (1:1) double-blind clinical trial

- Treatment Group: AVIM therapy + continued anti-HTN drug therapy
- Control Group: AVIM therapy not activated + continued anti-HTN drug therapy

Study endpoints:

- **Primary Efficacy endpoint:** Between group difference in the **change of mean 24-hour aSBP at 3 months** post randomization
- **Primary Safety endpoint:** Freedom from **unanticipated serious adverse device events at 3 months** post randomization
- **Secondary/additional endpoints**: Double-blind follow up will continue through 12 months to enable collection of additional clinical results and the secondary safety endpoint (CCAE rate)

15 | Corporate Presentation Q1 2025

BACKBEAT GLOBAL PIVOTAL STUDY Orchestra BioMed

BACKBEAT Study Design


Screening
Eligibility Assessment Phase
Enrollment/ Randomization
Blinded Study
12 months
Top-Line Results and Regulatory Activities
Patients who have received a Medtronic dual chamber-pacemaker within 365 days or are scheduled to receive one and have hypertension despite medication*
Eligibility Assessment
AVIM therapy download and set up
No
Withdraw
R
Treatment:
AVIM therapy + medical therapy
Primary at 3M
Follow-up at 12M
Control:
Medical therapy
Primary at 3M
Follow-up at 12M
Potential Regulatory Submissions

*Implant is decoupled from study outcomes & endpoints

16 | Corporate Presentation Q1 2025

BACKBEAT GLOBAL PIVOTAL STUDY
Orchestra BioMed

Virtue® Sirolimus AngioInfusion Balloon (SAB) 17 | Corporate Presentation Q1 2025

Virtue® SAB Overview

Collaboration with TERUMO

Paradigm Shift in Treatment of Artery Disease

Interventional treatment of artery disease **migrating toward drug coated balloons** as new standard of care for certain key indications

Highly Differentiated Sirolimus DEB with Sustainable Advantages

- **Non-coated** microporous balloon **protects delivery** of proprietary **SirolimusEFR™**
- **Extended release** of "gold-standard" drug through **critical healing period**
- Designed to **overcome limitations of drug-coated balloons**

Large Breakthrough Market Opportunity

Over 3M* targeted annual procedures globally for FDA Breakthrough Designation in coronary and peripheral indications



*Total addressable market in 2025 based on company estimates

18 | Corporate Presentation Q1 2025

Orchestra BioMed

Large Global Opportunity for Virtue SAB*

Coronary

~2,000,000 patients

In-stent Restenosis, Small Vessel De Novo

>$2.4 Billion

$4 Billion
Annual Global Opportunity

Peripheral

~1,250,000 patients

Below-The-Knee

>$1.6 Billion

- Large mature market with suboptimal treatments for coronary in-stent restenosis, coronary small vessel de novo and below-the-knee
- Multibillion dollar established market for additional potential vascular indications

*Total addressable market in 2025 based on company estimates; Definitions: Coronary Artery Disease (CAD), Peripheral Artery Disease (PAD)

19 | Corporate Presentation Q1 2025

Orchestra BioMed

Strategic Collaboration with Terumo

Orchestra BioMed

- **Developed Virtue SAB** (SirolimusEFR, AngioInfusion balloon) **from concept stage**; owns all related IP
- Conducted all prior development work including SABRE study in coronary ISR
- Sponsoring the Virtue ISR-US pivotal study (conditional IDE granted)
- **10-15% royalty on net sales PLUS per unit payments** for SirolimusEFR
- Retained rights for all non-vascular indications

TERUMO

- Global leader in interventional cardiology accessory devices: **>$2.4B in annual revenues[1]**
- Completed a **$30M upfront payment** to and $5M equity investment in Orchestra BioMed
- Responsible for clinical/regulatory costs (excluding Virtue ISR-US study), device supply & commercialization
- Potential for Virtue SAB to become Terumo's flagship therapeutic offering
- **Currently negotiating restructuring of milestone payments and other key terms**

[1]Based on Terumo's consolidated financial results for the fiscal year ended March 31, 2023; Initiation of Virtue ISR-US pivotal study of Virtue SAB for the treatment of coronary ISR, as well as submissions to Japanese PMDA in coronary ISR and small vessel disease are pending ongoing operational and financial plan calibration with Terumo

20 | Corporate Presentation Q1 2025

Orchestra BioMed

Compelling Opportunity For Virtue SAB

A novel solution is required to realize advantages of sirolimus



SirolimusEFR™

+



Microporous AngioInfusion™ Balloon

=

Angioplasty with Protected Delivery of Extended Release Sirolimus

- **Superiority of sirolimus safety and efficacy over paclitaxel demonstrated** in large meta-analysis of 76 drug-eluting stent studies including 26 RCTs[1]
- **Sirolimus requires extended release through the critical healing period** to achieve full benefits (~30 days of >1ng/mg tissue concentration)
- **Paclitaxel** became "drug of choice" for coated balloons because it is **easier, not better** (fast tissue absorption and long tissue retention)
- **Coatings have limitations** including risk of emboli from large coating particulates, drug loss in transit and rapid navigation requirements

[1]Xinlin Zhang, et. al. PLOS ONE 2014 May 20;9(5):e97934

21 | Corporate Presentation Q1 2025

Orchestra BioMed

Virtue® SAB – Optimal Drug, Revolutionary Delivery

SirolimusEFR™ | **Protected Delivery of Extended Release Sirolimus** | Microporous AngioInfusion™ Balloon

Published Data Demonstrates Therapeutic Sirolimus Tissue Concentration Through Critical Healing Period (~30 Days)



Required Therapeutic Concentration >1ng/mg
Sirolimus Tissue Concentration (ng/mg)
1000
100
10
1
0.1
0.01
0.001
0.0001
0
5
10
15
20
25
30
Time (Days)
Target Lesion
Distal Myocardium
Kidney
Liver
Lung

N = 753
porcine coronary artery segments

Lung, liver & kidney below level of assay quantification (0.1 ng/mg) in <1 week

Precise dose loaded and protected in Dose Unit

***No coating* = no drug loss in transit**

Standard navigation to lesion

***No coating* = no rush to target lesion**

Intended dose delivered through balloon micropores

***No coating* = no large particulate**





22 | Corporate Presentation Q1 2025

[1]Granada et al. EuroIntervention 2016;12:740-747

Orchestra BioMed

Virtue SAB Achieves Therapeutic Sirolimus Tissue Concentrations Through the Critical Healing Period

Virtue SAB & Proven DES Achieve Therapeutic Sirolimus Tissue Concentrations Through Critical Healing Period (~30 days)



Virtue SAB
Cypher™ Sirolimus-eluting Coronary Stent
Xience™ V Everolimus Eluting Coronary Stent
"Limus" Tissue Concentration (ng/mg)
100.0
10.0
1.0
0.1
100
10
1
0.1
0
10
20
30
Target Therapeutic Concentration > 1 ng/mg
Time (Days)
N = 15 - 247/time point
N = 6/time point
N = up to 30/time point

Adapted from 3 separate preclinical porcine studies[1,2,3]

[1]Granada J, et al. EuroIntervention 2016;12:740-747. [2]Balakrishnan et al, J Control Release. 2008, 131(3): 173–180. [3]Perkins et al, J Int Cardiol 2009; 22(Suppl 1): S28-S40. XIENCE V is a trademark of the Abbott Group of Companies. Cypher™ Sirolimus-eluting Coronary Stent is a trademark of Cordis Coporation

23 | Corporate Presentation Q1 2025

>Žǁ Ϯ͘ϴ йdĂƌŐĞƚ>ĞƐŝŽŶ&ĂŝůƵƌĞ ;d>&ͿĂƚ ϭ ǇĞĂƌ Low 0.12mm Late Lumen Loss (LLL) at 6 - months 0 % Target Lesion Revascularization (TLR) between 1 - 3 years sŝƌƚƵĞΠ^ ĚĞŵŽŶƐƚƌĂƚĞĚ  ĞŶĐŽƵƌĂŐŝŶŐƐĂĨĞƚǇ ĂŶĚĞĨĨŝĐĂĐǇƌĞƐƵůƚƐ ŝŶƉĂƚŝĞŶƚƐǁŝƚŚ ĐŽƌŽŶĂƌǇŝŶ Ͳ ƐƚĞŶƚ ƌĞƐƚĞŶŽƐŝƐ ;/^ZͿŝŶ ƉƌŽƐƉĞĐƚŝǀĞ͕ŵƵůƚŝ Ͳ ĐĞŶƚĞƌ^ZdƌŝĂů ϭ͕Ϯ͕ϯ ŽŵƉĞůůŝŶŐ^ZdƌŝĂůZĞƐƵůƚƐŝŶŽƌŽŶĂƌǇ/^ZWĂƚŝĞŶƚƐ Low Event Rates Out to 3 Years 0% 5% 10% 15% 20% 25% 5.6% Ϯ͘ϴ й Ϯ͘ϴ й 2.8% 0% Ϭ й Ϭ й 0% 0% Ϭ й Ϭ й 2.8% Cardiac Death ds Ͳ D/ d>Z TLF Event Rates (%) ϯϬ ĚĂǇƐ ϭ Ͳ ǇĞĂƌ ϯ Ͳ ǇĞĂƌƐ Ϯϰ | Corporate Presentation Q1 2025 1 Verheye et al. JACC Cardiovasc Interv 2017 Oct 23 ; 10 (20): 2029 - 2037 . DOI: 10.1016 /j.jcin. 2017.06.021 . 2 Revised per protocol analysis set meets the criteria of the proposed In - Stent Restenosis IDE study population. Definitions: Target lesion failure (TLF), late lumen loss (LLL), target lesion revascularization (TLR) and Myocardial Infarction (MI). 3 Granada 3 - Year Clinical Results TCT 2018 . Definitions: Target lesion failure (TLF), late lumen loss (LLL), target lesion revascularization (TLR) and Target vessel myocardial fnfarction (TV - MI)

AGENT IDE Results

AGENT IDE demonstrated a reduction vs. POBA in TLF at 1-year in patients with single-layer restenosis

The AGENT IDE Randomized Clinical Results Out to 1 year[1]



Single-Layer Restenosis
AGENT
POBA
25%
20%
15%
10%
5%
0%
Event Rates (%)
13.5%
20.2%
TLF
TLF
(n=341)

13.5% TLF at 1 year

To date, 1 year follow-up only

No angiographic follow-up

25 | Corporate Presentation Q1 2025

[1]Yeh RW, Shlofmitz R, Moses J, et al. JAMA. 2024;331(12):1015–1024. doi:10.1001/jama.2024.136; ***Definitions:*** Target lesion failure (TLF), late lumen loss (LLL), target lesion revascularization (TLR) and Target vessel myocardial infarction (TV-MI); Plain old balloon angioplasty (POBA)

Upcoming Virtue SAB Program Milestones

Planning to conduct US pivotal study in coronary ISR randomizing **Virtue SAB vs. BSC AGENT DCB**

- Primary endpoint TLF non-inferiority
- Study to enroll approximately 740 patients
- IDE amendment expected **1H2025**
- Targeting initiation of study in **2H2025**

Active partnership restructuring negotiations with Terumo are ongoing



26 | Corporate Presentation Q1 2025

Orchestra BioMed

Key Investment Highlights

Lead Partnered Program Enrolling Pivotal Study

- AVIM Therapy is compelling HTN therapy in pivotal study
- Actively enrolling with market-leading strategic partner
- Substantial revenue share with significant follow-on market opportunity

Partnered Program Approved For Pivotal Study

- Virtue SAB is a highly differentiated solution for large existing market
- Planning randomized US pivotal study vs. market leader
- Significant near-term potential milestones

Differentiated Business Model

- Enabled by partnerships
- Capital efficient
- Designed to yield exceptional future profitability

Strong Shareholder Base

Medtronic, rtw, Perceptive Advisors, Terumo

27 | Corporate Presentation Q1 2025

Orchestra BioMed

ƌŝŶŐŝŶŐDĞĚŝĐĂů /ŶŶŽǀĂƚŝŽŶƐƚŽ>ŝĨĞ dŚƌŽƵŐŚWĂƌƚŶĞƌƐŚŝƉƐ 28 | Corporate Presentation Q1 2025